Victory Funds

Victory Diversified Stock Fund

Supplement dated March 1, 2017

to the Prospectus dated March 1, 2017 (“Prospectus”)

The Prospectus is revised to reflect the current portfolio managers of the Victory Diversified Stock Fund (“Fund”) who will manage the Fund until May 12, 2017 (“Effective Date”).

1.              Until the Effective Date, the following supersedes the information under the section “Management of the Fund” found on Page 6 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser’s Diversified Equity Management (“Diversified Equity”) investment team (referred to as an investment franchise).

Portfolio Managers

Lawrence G. Babin is a Co-Chief Investment Officer of Diversified Equity, and has been the Lead Portfolio Manager of the Fund since its inception in 1989.

Paul D. Danes is a Co-Chief Investment Officer of Diversified Equity, and has been a Portfolio Manager of the Fund since 2000.

Carolyn M. Rains is a Portfolio Manager/Analyst of Diversified Equity, and has been a Portfolio Manager or Associate Portfolio Manager of the Fund since 2000.

Martin L. Shagrin is a Portfolio Manager/Analyst of Diversified Equity, and has been a Portfolio Manager of the Fund since 2014.

Thomas J. Uutala is a Portfolio Manager/Analyst of Diversified Equity, and has been a Portfolio Manager of the Fund since 2014.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.